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                                                                       ITEM 6.2

                               CONSENT OF COUNSEL

         I hereby consent to the reference to me under the caption "Legal Matters" in the Prospectus contained in this Registration Statement.



                                                /s/ DAVID R. BAKER
                                                --------------------------------
                                                David R. Baker, Esq/


Dated: April 17, 1997
New York, New York